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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549



                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                  SPR INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                    Delaware                                   36-3932665
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    (State of Incorporation or Organization)      (I.R.S. Employer Identification No.)



2015 Spring Road, Suite 750, Oak Brook, Illinois                  60521
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     (Address of principal executive offices)                  (zip code)



If this Form relates to the               If this Form relates to the
registration of a class of debt           registration of a class of debt
securities and is effective upon          securities and is to become effective
filing pursuant to General Instruction    simultaneously with the effectiveness
A(c)(1), please check the following       of a concurrent registration statement
box. / /                                  under the Securities Act of 1933
                                          pursuant to General Instruction
                                          A(c)(2) please check the following
                                          box. / /

Securities to be registered pursuant to Section 12(b) of the Act:  None.

Securities to be registered pursuant to Section 12(g) of the Act:


                        Common Stock, $0.01 par value
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                               (Title of class)






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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          A description of the Registrant's securities to be registered will be included under "Description of Capital Stock" in a prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended. Such prospectus shall be deemed to be incorporated by reference into this Registration Statement on Form 8-A.

ITEM 2.   EXHIBITS.

          The securities described herein have been approved for listing on the Nasdaq National Market, and are being registered pursuant to Section 12(g) of the Act. Accordingly, the following exhibits required in accordance with Part I to the Instructions as to Exhibits on Form 8-A are being duly filed with the Commission and The Nasdaq Stock Market, Inc.:

     1. Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File No. 333-16421))

     2. By-Laws (Incorporated by reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1 (File No. 333-16421)).

     3. Specimen certificate of the security being registered (Incorporated by reference to Exhibit 4.1 to Registrant's Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-16421)).

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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

February 4, 1997

                                   SPR INC.



                                   By:  /s/ STEPHEN T. GAMBILL
                                        -----------------------
                                        Stephen T. Gambill
                                        Chief Financial Officer